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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                           AMENDMENT NO. 2 TO FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 9, 1997
                                                           ------------

                           DAWCIN INTERNATIONAL CORP.
              ----------------------------------------------------
              Exact Name of Registrant as Specified in Its Charter

                                    NEW YORK
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                 (State or other Jurisdiction of Incorporation)

        0-18270                                          11-2857523
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(Commission File Number)                      (IRS Employer Identification No.)

100 Garden City Plaza, Garden City, New York                   11530
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(Address of Principal Executive Offices)                     (Zip Code)

                                 (516) 739-8800
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              (Registrant's Telephone Number, Including Area Code)

                           Command Credit Corporation
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. Financial Statements and Exhibits

         1.  Letter from Gulian & Company pursuant to paragraph (a)(3) of
Item 304 of Regulation 8-K.

                                       -1-


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                          DAWCIN INTERNATIONAL CORP.
                                          --------------------------
                                          (Registrant)


Date: July 23, 1997


                                          By: /s/ Edward M. Carfero
                                              ----------------------
                                              Edward M. Carfero
                                              President